Significant events after the reporting periods	12 Months Ended
Dec. 31, 2023
Significant events after the reporting period [Abstract]
Significant events after the reporting periods
39.
Significant events after the reporting period

On December 21, 2023, the Company’s Board of Directors approved its subsidiary ChipMOS BVI to sell the 45.0242% owned equity investment accounted for using equity method in Unimos Shanghai. The equity transfer is expected to be completed in the first half of 2024.